Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
April 30, 2023
CRC-NPRT3-0623
1.901066.113
Money Market Funds - 91.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (a) (Cost $414,246,118)	414,170,464	414,253,299

TOTAL INVESTMENT IN SECURITIES - 91.5% (Cost $414,246,118)	414,253,299
NET OTHER ASSETS (LIABILITIES) - 8.5% (b)	38,244,942
NET ASSETS - 100.0%	452,498,241

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	903	Jul 2023	26,412,750	(1,692,237)	(1,692,237)
CBOT HRW Wheat Contracts (United States)	67	Sep 2023	2,592,063	(398,214)	(398,214)
CBOT HRW Wheat Contracts (United States)	219	Jul 2023	8,499,938	(708,900)	(708,900)
CBOT HRW Wheat Contracts (United States)	23	Jul 2023	728,813	(50,600)	(50,600)
CBOT HRW Wheat Contracts (United States)	113	Sep 2023	3,644,250	(1,160,503)	(1,160,503)
CBOT Soybean Contracts (United States)	409	Jul 2023	29,023,663	35,640	35,640
CBOT Soybean Contracts (United States)	123	Dec 2023	3,709,926	(398,450)	(398,450)
CBOT Soybean Meal Contracts (United States)	167	Jul 2023	7,221,080	53,479	53,479
CBOT Soybean Meal Contracts (United States)	87	Dec 2023	3,525,240	(230,814)	(230,814)
CBOT Soybean Oil Contracts (United States)	153	Jul 2023	4,743,306	45,878	45,878
CBOT Wheat Contracts (United States)	88	Dec 2023	2,893,576	(310)	(310)
CME Lean Hogs Contracts (United States)	82	Aug 2023	3,105,340	(291,967)	(291,967)
CME Lean Hogs Contracts (United States)	90	Oct 2023	3,037,500	21,877	21,877
CME Live Cattle Contracts (United States)	219	Aug 2023	14,346,690	48,663	48,663
CME Live Cattle Contracts (United States)	80	Oct 2023	5,364,000	119,470	119,470
COMEX Copper Contracts (United States)	127	Jul 2023	12,368,213	(594,317)	(594,317)
COMEX Copper Contracts (United States)	83	Dec 2023	8,105,988	(324,438)	(324,438)
COMEX Gold 100 oz. Contracts (United States)	366	Jun 2023	73,115,820	4,795,296	4,795,296
COMEX Silver Contracts (United States)	176	Jul 2023	22,268,400	(259,630)	(259,630)
ICE Brent Crude Contracts (United Kingdom)	424	Jul 2023	33,669,840	(59,848)	(59,848)
ICE Coffee 'C' Contracts (United States)	274	Jul 2023	19,106,363	923,025	923,025
ICE Cotton No. 2 Contracts (United States)	71	Jul 2023	2,868,400	10,374	10,374
ICE Cotton No. 2 Contracts (United States)	41	Dec 2023	1,662,550	(7,767)	(7,767)
ICE Gas Oil Contracts (United Kingdom)	128	Jul 2023	8,887,400	(335,039)	(335,039)
ICE Low Sulphur Gasoil Contracts (United States)	21	Nov 2023	1,458,492	(47)	(47)
ICE Sugar No. 11 Contracts (United States)	697	Jun 2023	20,569,864	4,406,378	4,406,378
LME Aluminum Contracts (United Kingdom)	281	Jul 2023	16,542,119	(103,590)	(103,590)
LME Aluminum Contracts (United Kingdom)	108	Nov 2023	6,488,775	29,000	29,000
LME Lead Contracts (United Kingdom)	52	Jul 2023	2,793,700	14,900	14,900
LME Lead Contracts (United Kingdom)	26	Nov 2023	1,401,075	15,151	15,151
LME Nickel Contracts (United Kingdom)	50	Jul 2023	7,271,700	92,986	92,986
LME Nickel Contracts (United Kingdom)	25	Nov 2023	3,664,350	63,601	63,601
LME Zinc Contracts (United Kingdom)	62	Jul 2023	4,102,075	(403,344)	(403,344)
LME Zinc Contracts (United Kingdom)	60	Nov 2023	3,984,000	(187,535)	(187,535)
NYMEX Gasoline RBOB Contracts (United States)	70	Jun 2023	7,301,196	(79,944)	(79,944)
NYMEX Gasoline RBOB Contracts (United States)	14	Aug 2023	1,410,142	215	215
NYMEX Gasoline RBOB Contracts (United States)	60	Oct 2023	5,503,529	197,704	197,704
NYMEX Natural Gas Contracts (United States)	726	Jun 2023	18,665,460	(997,103)	(997,103)
NYMEX Natural Gas Contracts (United States)	97	Aug 2023	2,537,470	87,938	87,938
NYMEX Natural Gas Contracts (United States)	70	Dec 2023	2,702,100	(204)	(204)
NYMEX NY Harbor ULSD Contracts (United States)	26	Jun 2023	2,600,703	(97,218)	(97,218)
NYMEX NY Harbor ULSD Contracts (United States)	52	Dec 2023	5,264,053	(157)	(157)
NYMEX WTI Crude Oil Contracts (United States)	224	Jun 2023	17,151,460	(28,689)	(28,689)
NYMEX WTI Crude Oil Contracts (United States)	259	Oct 2023	19,303,650	1,273,083	1,273,083

TOTAL FUTURES CONTRACTS					3,823,793
The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)	Includes $36,895,502 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.88%	664,391,823	839,144,242	1,089,282,766	17,311,888	-	-	414,253,299	1.0%
Total	664,391,823	839,144,242	1,089,282,766	17,311,888	-	-	414,253,299

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Return Central Cayman Ltd.	142,737,468	109,999,860	75,000,200	-	(12,269,980)	(96,262,979)	69,204,169

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2023, the Fund held an investment of $69,204,169 in the Subsidiary, representing 15.3% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.